ADVANCED SERIES APEX IISM	ADVANCED SERIES XTRA CREDIT SIXSM
ADVANCED SERIES ADVISOR PLANSM III	ADVANCED SERIES XTRA CREDIT EIGHTSM
ADVANCED SERIES LIFEVEST IISM	ADVANCED SERIES ADVISORS CHOICE® 2000
ADVANCED SERIES CORNERSTONESM

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement, dated February 13, 2012,
to Prospectus dated May 1, 2011

This Supplement should be read and retained with the Prospectus for your Annuity.  This supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  If you would like another copy of the current Prospectus, please call us at 1-888-PRU-2888.

Effective February 27, 2012 (the “Closure Date”), the Value Line® Target 25 Portfolio Sub-account (the “Sub-account”) will close to all Owners except those Owners who have ever invested Account Value in the Sub-account.

If you have ever invested Account Value in the Sub-account, you may continue to allocate Account Value and make transfers into the Sub-account after the Closure Date, including any electronic funds transfer, Dollar Cost Averaging, Automatic Rebalancing, asset allocation and Balanced Investment programs.

If you have never previously invested in the Sub-account, and you do not have Account Value invested in the Sub-account as of the Closure Date, you will not be permitted to invest in the Sub-account thereafter.